Supplement dated November 21, 2025, to the Statutory Prospectus dated May 1, 2025 for the Pacific Advisory Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce changes to annuitization age effective December 15, 2025. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The following sentences from the Prospectus will be deleted and replaced in the section ANNUITIZATION - Choosing Your Annuity Date.

If you have a sole Annuitant, your Annuity Date cannot be later than the sole Annuitant’s 110th birthday. If you have Joint Annuitants, your Annuity Date cannot be later than your younger Joint Annuitant’s 110th birthday. Different requirements may apply as required by any applicable state law or the Code. We may, at our sole discretion, allow you to extend your Annuity Date. We reserve the right, at any time, to not offer any extension to your Annuity Date regardless of whether we may have granted any extensions to you or to any others in the past. Some distribution firms may not allow their clients to extend the Annuity Date.

The following sentences from the Prospectus will be deleted and replaced in the section ANNUITIZATION - Default Annuity Date and Options.

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 110th birthday or your younger Joint Annuitant’s 110th birthday, whichever applies. If you have a Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 110th birthday. However, some states’ laws may require a different Annuity Date.

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